Exhibit (b)


                                CERTIFICATIONS


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

I, Galen G. Vetter, Chief Executive Officer of the FRANKLIN NEW YORK TAX-FREE TRUST (the "Registrant"), certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

      1. The periodic report on Form N-CSR of the Registrant for the period ended 3/31/2008 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated:  5/27/2008

                         /S/GALEN G. VETTER
                         Galen G. Vetter
                         Chief Executive Officer - Finance and Administration










                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

I, Laura F. Fergerson, Chief Financial Officer of the FRANKLIN NEW YORK TAX-FREE TRUST (the "Registrant"), certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

      1. The periodic report on Form N-CSR of the Registrant for the period ended 3/31/2008 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated:  5/27/2008

                          /S/LAURA F. FERGERSON
                          Laura F. Fergerson
                          Chief Financial Officer and Chief Accounting Officer